SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: February 28, 2006
(Date of earliest event reported)

IMPART MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Impart Media Group, Inc. filed a Current Report on Form 8-K on March 6, 2006 announcing that it had completed its acquisition of substantially all of the assets of E&M Advertising, Inc., a New York corporation and its affiliates, E&M West/Camelot Media, Inc., a California corporation and NextReflex, Inc., a New York corporation (collectively, “E&M”). The purpose of this amendment is to file certain audited financial statements and certain pro forma financial information relating to the E&M business.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Paragraphs (a) and (b) of Item 9.01, “Financial Statements and Exhibits” are hereby amended to include the following:

(a)	Financial Statements of Business Acquired (E&M).

(b)	Pro Forma Condensed Combined Financial Information (Unaudited):

Pro Forma Condensed Combined Balance Sheet as of December 31, 2005 (Unaudited)	F-13

Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005 (Unaudited)	F-14

Notes to Pro Forma Condensed Combined Financial Information	F-15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPART MEDIA GROUP, INC.

Date: May 17, 2006	By:	/s/Joseph Martinez
Joseph Martinez
Chief Executive Officer

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
E & M Advertising, Inc. and Affiliates:

We have audited the accompanying consolidated balance sheets of E & M Advertising, Inc. and Affiliates (the Company) as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholders’ deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of E & M Advertising, Inc. and Affiliates as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

On February 28, 2006, the Company sold substantially all of its assets to Impart Media Advertising, Inc. See Note 8 for further information.

April 26, 2006	/s/ Kahn, Litwin, Renza & Co., Ltd.

E & M ADVERTISING, INC. AND AFFILIATES
CONSOLIDATED BALANCE SHEETS
December 31, 2005 and 2004

	2005	2004
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,745,272	$1,099,303
Accounts receivable, net of allowance of $208,500 and $123,000 at December 31, 2005 and 2004, respectively	3,575,356	3,864,793
Prepaid expenses	54,187	377,105
Total current assets	5,374,815	5,341,201

NONCURRENT ASSETS:
Property and equipment, net	61,799	71,012
Receivable - related party	24,277	14,789
Deposits	40,250	40,550
Total noncurrent assets	126,326	126,351

Total assets	$5,501,141	$5,467,552

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
Accounts payable	$4,746,295	$4,506,538
Advance billings	576,180	716,198
Accrued expenses	247,226	402,068
Total current liabilities	5,569,701	5,624,804

STOCKHOLDERS' DEFICIT:
Common stock, no par value; 200 shares authorized, 125 shares issued and outstanding at December 31, 2005 and 2004	49,049	49,049
Additional paid-in capital	773,955	569,505
Minority interest in VIE	(427,224)	(119,990)
Accumulated deficit	(464,340)	(655,816)
Total stockholders' deficit	(68,560)	(157,252)

COMMITMENTS AND CONTINGENCIES (notes 3 and 4)	-	-

Total liabilities and stockholders' deficit	$5,501,141	$5,467,552

E & M ADVERTISING, INC. AND AFFILIATES
CONSOLIDATED STATEMENTS OF OPERATIONS
Years Ended December 31, 2005 and 2004

	2005	2004

OPERATING REVENUES	$4,532,737	$3,522,267

OPERATING EXPENSES	3,857,362	3,440,923

Total operating income	675,375	81,344

OTHER INCOME	22,350	3,213

Total earnings	697,725	84,557

Income attributable to minority interest	59,766	306,910

Net income (loss)	$637,959	$(222,353)

E & M ADVERTISING, INC. AND AFFILIATES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
Years Ended December 31, 2005 and 2004

	Common Stock		Additional	Minority		Total
	Shares		Paid-In	Interest	Accumulated	Stockholders'
	Outstanding	Amount	Capital	in VIE	Deficit	Equity (Deficit)

Balances, December 31, 2003	125	$49,049	$249,370	$70,100	$(279,817)	$88,702

Capital contributions			320,135			320,135
Distributions				(497,000)	(153,646)	(650,646)
Net income (loss)				306,910	(222,353)	84,557

Balances, December 31, 2004	125	49,049	569,505	(119,990)	(655,816)	(157,252)

Capital contributions			204,450			204,450
Distributions				(367,000)	(446,483)	(813,483)
Net income				59,766	637,959	697,725

Balances, December 31, 2005	125	$49,049	$773,955	$(427,224)	$(464,340)	$(68,560)

E & M ADVERTISING, INC. AND AFFILIATES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years Ended December 31, 2005 and 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Total earnings	$697,725	$84,557
Adjustments to reconcile total earnings to net cash provided by operating activities:
Bad debt provision	85,500	84,400
Depreciation	30,031	42,501
Changes in assets and liabilities:
Accounts receivable	203,937	227,678
Prepaid expenses	322,918	(859,102)
Deposits	300	(800)
Accounts payable	239,757	427,044
Advance billings	(140,018)	189,209
Accrued expenses	(154,842)	(227,005)
Payables - related party	-	102,234
Total adjustments	587,583	(13,841)
Net cash provided by operating activities	1,285,308	70,716

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(20,818)	(14,734)
Decrease (increase) in receivable - related party	(9,488)	30,132
Net cash provided (used) by investing activities	(30,306)	15,398

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on capital lease obligations	-	(3,592)
Capital contributions	204,450	320,135
Stockholder distributions	(813,483)	(650,646)
Net cash used by financing activities	(609,033)	(334,103)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	645,969	(247,989)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,099,303	1,347,292

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,745,272	$1,099,303

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of E & M Advertising, Inc. and Affiliates (the Company) is presented to assist in understanding the Company’s consolidated financial statements. The consolidated financial statements and notes are representations of the Company’s management, who is responsible for the integrity and objectivity of the consolidated financial statements. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the consolidated financial statements.

Nature of Operations
The Company is headquartered in New York City and also has locations in Los Angeles and Las Vegas. The Company offers a range of media services to clients looking to build their customer base through direct response electronic media marketing. These services include strategic planning, creative, production, telemarketing, fulfillment, and on-line marketing. The Company’s clients include traditional product marketers, financial, insurance, music, entertainment, and healthcare service corporations, as well as, catalog companies.

On February 28, 2006, the Company sold substantially all of its assets to Impart Media Advertising, Inc. See Note 8 for further information.

Principles of Consolidation
The consolidated financial statements of E & M Advertising Inc. include E & M Advertising West/Camelot Media, Inc. (Camelot) and NextReflex, Inc. (NextReflex), (collectively the Affiliates). These Affiliates are considered variable interest entities of which E & M Advertising, Inc. is the primary beneficiary as further described in Note 7. Camelot is a sales division of E & M Advertising, Inc. that provides a sales presence on the West Coast. NextReflex provides the Company with internet and website capabilities. The affiliates share common ownership and engage in business transactions with E & M Advertising, Inc. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Revenue Recognition
Substantially all revenue is derived from fees for services. Additionally, commissions are earned based upon the placement of advertisements in various media. Revenue is realized when the service is performed in accordance with the terms of each client arrangement and upon completion of the earnings process.

Revenue recognition policies are in compliance with the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) 101, Revenue and Recognition in Financial Statements as updated by SAB 104, Revenue Recognition (SAB 104) which summarizes certain views of the SEC staff in applying generally accepted accounting principles to revenue recognition in the financial statements. In July 2000, the Emerging Issues Task Force (EITF) of the Financial Accounting Standards Board (FASB) released Issue 99-19 (EITF 99-19). This Issue summarized the EITF’s views on when revenue should be recorded at the gross amount billed because revenue has been earned from the sale of goods or services, or the net amount retained because revenue has been earned from a fee or commission.

The Company recognizes revenue in compliance with SAB 101, SAB 104, and EITF 99-19. The determination whether revenue in a particular line of business should be recognized net or gross involves difficult judgments. If the Company makes these judgments differently, it could significantly affect the financial presentation. If it were determined that the Company must recognize a significant portion of revenues on a gross basis rather than a net basis, it would positively impact revenues, but have no impact on operating income.

The Company typically acts as an agent on behalf of their clients in their primary lines of business. Accordingly, most revenues are recorded based upon the net commissions earned. The Company records non-media and internet services at a gross billings amount, due to the actual services it performs or provides. The gross billing amounts included in the operating revenues for the years ended December 31, 2005 and 2004 were approximately $534,000 and $714,000, respectively.

Although most revenues are presented on a net commissions earned basis, the related accounts receivable and accounts payable are recorded on a gross basis in order to match the actual cash due from the applicable client or due to the applicable vendor, as committed in these arrangements. The accounts receivable balance of approximately $3,575,000 and $3,865,000 and the corresponding accounts payable balance of approximately $4,746,000 and $4,507,000 at December 31, 2005 and 2004, respectively, represents remaining unremitted funds from gross bookings of approximately $39,917,000 and $34,085,000 for 2005 and 2004, respectively.

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Operating Expenses
Operating expenses include salaries and related payroll costs associated with client service professional and administrative staff. These costs also include office and general expenses attributable to the support of client service professional staff, depreciation, rent expenses, professional fees, and bad debt expense relating to accounts receivable.

Cash Equivalents
The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable
The majority of client agreements permit the Company to bill for the cost the Company incurs for media advertisement on the client’s behalf plus a commission. The Company carries its accounts receivable at net realizable value. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past bad debt expense and collections and current credit conditions.

The Company does not accrue interest on receivables. A receivable is considered past due if payments have not been received by the Company within stated terms. Accounts are written off as uncollectible if no payments are received after a reasonable amount of time, and it is evident after exhausting all reasonable means that the client will not be remitting payment. In most circumstances, the Company has been absolved of amounts owed to a media outlet in connection with the underlying client payment default and, accordingly, the Company will offset the related payable against the uncollectible receivable.

Depreciation
Depreciation is provided using the straight-line and accelerated methods over the estimated useful lives of the assets. The majority of the Company’s assets are furniture and fixtures and office equipment which has useful lives between 3 to 7 years.

Advance billings
Advance billings represent cash received from clients in advance of their media placement.

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Income Taxes
The Company, with the consent of its stockholders, elected to have its income taxed under the provisions of Subchapter S of the Internal Revenue Code. Subchapter S provides that the individual stockholders be taxed on the Company’s taxable income in lieu of the Company paying income taxes. Therefore, no provision or liability for income taxes is reflected in these consolidated financial statements.

Advertising
The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising expense for the years ended December 31, 2005 and 2004 was approximately $73,100 and $6,200, respectively.

Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, accounts receivable, and related party receivables. The Company performs ongoing credit evaluations of its customers’ financial conditions and generally requires no collateral.

The Company maintains its operating bank accounts in a financial institution located in New York City. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The aggregate amount of all balances exceeded insured limits by approximately $2,001,000 and $1,803,000 at December 31, 2005 and 2004, respectively.

Fair Value of Financial Instruments
The carrying amounts and estimated fair values of the Company’s financial instruments approximate fair value due to the short-term nature.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Reclassifications
Certain accounts in the 2004 financial statements have been reclassified for comparative purposes to conform with the 2005 consolidated financial statement presentation.

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

2.	PROPERTY AND EQUIPMENT

A summary of the property and equipment is as follows:

	2005	2004

Furniture and fixtures	$233,351	$233,351
Leasehold improvements	3,264	3,264
Office equipment	620,996	600,178
Total property and equipment	857,611	836,793
Less accumulated depreciation	795,812	765,781

Property and equipment, net	$61,799	$71,012

3.	LEASE COMMITMENTS

The Company leases its office facilities under an operating lease, which expires April, 2006. Subsequent to year-end, the Company extended the lease agreement through June, 2011. Total rental expense under the facilities lease was approximately $210,600 and $207,200 for the years ended December 31, 2005 and 2004, respectively. The Company also has various non-cancelable operating leases for automobiles and equipment that expire at various dates through 2008.

Approximate future minimum lease payments are as follows:

Year Ending

December 31, 2006	$206,800
December 31, 2007	232,200
December 31, 2008	235,300
December 31, 2009	235,400
December 31, 2010	240,100
December 31, 2011	121,200

$1,271,000

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

4.	EMPLOYEE BENEFIT PLAN

The Company has a profit sharing plan that qualifies under Section 401(k) of the Internal Revenue Code. The profit sharing plan covers employees who have completed six months of service and have attained age twenty-one. The Company allows eligible employees to contribute up to 15% of their compensation with the Company matching 100% of the employees’ contribution of the first $1,000 and 50% of the next $1,500.

The Company contributed approximately $31,100 and $22,900 to its profit sharing plan for the years ended December 31, 2005 and 2004, respectively.

5.	RELATED PARTY TRANSACTIONS

Revenue
The Company performs services and pays expenses for a company affiliated through common ownership, for which it is reimbursed. Revenue from this related party was approximately $24,000 for the years ended December 31, 2005 and 2004.

Receivable - Related Party
Receivable - related party includes various unsecured loans due from a company affiliated through common ownership. The loans are non-interest bearing and are payable upon demand. Outstanding balances on the loans at December 31, 2005 and 2004 are approximately $24,300 and $14,800, respectively.

6.	MAJOR CLIENTS/VENDORS

The Company had one major client that accounted for approximately $1,318,300 (29%) of net revenues for 2005. The Company had one major client that accounted for approximately $1,254,500 (36%) of net revenues for 2004.

The Company had one major vendor that accounted for approximately $1,732,300 (6%) of gross billed broadcast time purchased on behalf of their clients during 2004. There were no major vendors in 2005.

E & M ADVERTISING, INC. AND AFFILIATES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2005 and 2004

7.	VARIABLE INTEREST ENTITIES

During 2003, the Financial Accounting Standards Board issued an then revised Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46R”) which requires the primary beneficiary of a variable interest entity (VIE) to consolidate that entity. The primary beneficiary of a VIE is the party that absorbs a majority of that entity’s expected losses, receives a majority of that entity’s expected returns, or both, as a result of ownership, contractual or other financial interests in the entity.

Application of FIN 46R was required in the Company’s consolidated financial statements for the year ended December 31, 2005. This resulted in the consolidation of Camelot and NextReflex of which the Company is considered the primary beneficiary as a result of common ownership and management. As permitted by FIN 46R, the 2004 balances have been restated to reflect the consolidation of these VIEs.

8.	SUBSEQUENT EVENT

On February 28, 2006, the Company entered into an Asset Purchase Agreement (the Agreement) with Impart Media Advertising, Inc. (Impart), a wholly-owned subsidiary of Impart Media Group, Inc. (the Group). Under the terms of the Agreement, the Company will receive an aggregate amount of $800,000 and 1,608,392 restricted shares of the Group’s common stock in exchange for substantially all of the Company’s assets. See the Group’s Form 8-K filed with the Securities and Exchange Commission on March 6, 2006 for additional information.

Concurrently with the acquisition, the Group entered into a three year employment agreement with Michael Medico, the Company’s founder and principal stockholder, pursuant to which Mr. Medico will serve as Executive Vice President of the Group and President of Impart.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of December 31, 2005

	Impart Media Group, Inc.	E&M Advertising	Pro Forma Adjustments		Pro Forma Combined
Assets
Current Assets
Cash and cash equivalents	$66,641	$1,745,272	$(1,745,272)	(1)	$66,640
Accounts receivable, net	766,450	3,575,356	(2,358,495)	(1) (2)	1,983,311
Other current assets	491,340	54,187	(54,187)	(1)	491,340
Total current assets	1,324,431	5,374,815	(4,157,954)		2,541,292

Fixed assets, net	1,269,804	61,799	83,551	(1) (2)	1,415,154
Receivable-related party		24,277	(24,277)	(1)	-
Deposits		40,250	(10,500)	(1) (2)	29,750
Other assets	29,617	-	6,384,650	(2)	6,414,267
Total assets	$2,623,852	$5,501,141	$2,275,470		$10,400,463

Liabilities and Stockholders' equity (deficit)
Current liabilities
Account payable	$1,654,117	$4,746,295	$(3,035,943)	(1) (2)	$3,364,469
Holdback payable short term			200,000	(2)	200,000
Stock issuance payable			461,538	(2)	461,538
Advance billings		576,180	(576,180)	(1)	-
Accrued liabilities	152,094	247,226	(247,226)	(1)	152,093
Other current liabilities	3,522,198				3,522,198
Total current liabilities	5,328,409	5,569,701	(3,197,811)		7,700,299

Capital lease obligation -long term portion	96,430	-	-		96,430
Total liabilities	5,424,839	5,569,701	(3,197,811)		7,796,729

Shareholders' equity (deficit)
Common stock	15,338	49,049	(47,580)	(1) (2)	16,807
Additional paid-in capital	1,369,668	773,955	4,070,732	(1) (2)	6,214,355
Minority interest in VIE		(427,224)	427,224	(1)	-
Accumulated deficit	(4,185,993)	(464,340)	1,022,905	(1)	(3,627,428)

Total Shareholders' equity (deficit)	(2,800,987)	(68,560)	5,473,281		2,603,734
Total Liabilities and Shareholders' equity (deficit)	$2,623,852	$5,501,141	$2,275,470		$10,400,463

See accompanying notes to unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2005

	Impart Media Group, Inc.	E&M Advertising	Pro Forma Adjustments	Pro Forma Combined

Revenues	$4,944,549	$4,532,737	-	$9,477,286
Operating expenses	7,403,698	3,857,362	-	11,261,060
Total operating income	(2,459,149)	675,375	-	(1,783,774)

Other income	38,822	22,350	(19,628)	41,544
Income attributable to minority interest		59,766	(59,766)	-

Net loss (income)	$(2,420,327)	$637,959	$(79,394)	$(1,861,762)

Net loss per share - basic and diluted	$(0.28)			(0.18)

Basic and diluted average common shares outstanding	8,739,026		1,608,392	10,347,418

See accompanying notes to Proforma Condensed Combined Financial Statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Notes:

1	To eliminate E&M Advertising, Inc. and affiliates.

2	To reflect the issuance of 1,608,392 shares of common stock of Impart Media Group, Inc., $0.001 par value per share, to the shareholders of E&M Advertising, Inc.
The components of the preliminary purchase price are summarized as follows:

Common stock issued	$4,846,155
Common stock to be issued	461,538
Cash payment	800,000
Liabilities assumed	1,110,352
Acquired assets, net	(1,391,961)
Net Purchase price to be allocated	$5,826,084